EXHIBIT 99.04

Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP United Kingdom Tel +44 (0)1256 894000 Fax +44 (0)1256 894708 www.shire.com

Press Release

Notification of major interests in shares

28 February 2007

1. Identity of the issuer or the underlying issuer of existing shares to which voting rights are attached:

Shire plc

2. Reason for the notification	State Yes/No
An acquisition or disposal of voting rights
An acquisition or disposal of financial instruments which may result in the acquisition of shares already issued to which voting rights are attached
An event changing the breakdown of voting rights	Yes
Other (please specify):

3. Full name of person(s) subject to the notification obligation:	FMR Corp
4. Full name of shareholder(s) (if different from 3.):	See attached schedule
5. Date of the transaction (and date on which the threshold is crossed or reached if different):	Revised due to DTR rules
6. Date on which issuer notified:	27 February 2007
7. Threshold(s) that is/are crossed or reached:
8. Notified details:

A: Voting rights attached to shares

Class/type of shares if possible using the ISIN CODE	Situation previous to the Triggering transaction		Resulting situation after the triggering transaction
	Number of Shares	Number of Voting Rights	Number of shares	Number of voting rights		% of voting rights
			Direct	Direct	Indirect	Direct	Indirect

GB00B0KQX869	7,182,654	7,182,654	7,182,654	1.40%

B: Financial Instruments

Resulting situation after the triggering transaction

Type of financial instrument	Expiration date	Exercise/Conversion Period/ Date	Number of voting rights that may be acquired if the instrument is exercised/converted	% of voting rights

Total (A+B)
Number of voting rights	% of voting rights
7,182,654	1.40%

9. Chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held, if applicable:

See attached schedule

Proxy Voting:

10. Name of the proxy holder:	FMR Corp
11. Number of voting rights proxy holder will cease to hold:	N/A
12. Date on which proxy holder will cease to hold voting rights:	N/A

13. Additional information:	As discussed with the FSA, prior to the implementation of the EU Transparency Directive, we aggregated the interests in the shares of FMR Corp (FMR) and Fidelity International Limited (FIL) together for the purposes of shareholder reporting. According to the new DTR rules we are now reporting the indirect holdings of FMR and FIL separately. A separate notification is being submitted for FIL. Please note these holdings are correct as of close of business 26 February 2007.
14. Contact name:	Sophie Hughes
15. Contact telephone number:	01737 836713

(Contact at Shire plc: Vivienne Hemming, Deputy Company Secretary, 01256 894276)

Schedule:

Shares Held	Nominee	Management Company
684,720	STATE STREET BANK AND TR CO	FMTC

Registered in England 2883758 Registered Office as above

128,400	STATE STREET BANK AND TR CO	FMRCO
22,980	STATE STREET BANK AND TR CO	FMR
82,254	STATE STREET BANK AND TR CO	FICL
14,400	NORTHERN TRUST LONDON	FMRCO
89,400	NORTHERN TRUST CO	FMTC
37,700	MELLON BANK N.A.	FMTC
53,400	MELLON BANK N.A.	FMRCO
65,800	JPMORGAN CHASE BANK	FPM
81,600	JPMORGAN CHASE BANK	FMTC
2,309,600	JPMORGAN CHASE BANK	FMRCO
3,474,800	BROWN BROTHERS HARRIMAN AND CO	FMRCO
29,600	BANK OF NEW YORK	FMRCO
108,000	BANK OF NEW YORK	FMTC

FMR Corp is the parent holding company of Fidelity Management and Research Company (FMRCO), investment manager for US mutual funds and Fidelity Management Trust Company (FMTC), a US state chartered bank which acts as trustee or investment manager of various pension and trust accounts.

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Eric Rojas (North America)	+1 484 595 8252

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty pharmaceutical company that focuses on meeting the needs of the specialist physician. Shire focuses its business on attention deficit and hyperactivity disorder (ADHD), human genetic therapies (HGT), gastrointestinal (GI) and renal diseases. The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent opportunities arise through acquisitions. Shire believes that a carefully selected portfolio of products with a strategically aligned and relatively small-scale sales force will deliver strong results.

Shire’s focused strategy is to develop and market products for specialty physicians. Shire’s in-licensing, merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.

For further information on Shire, please visit the Company’s website: www.shire.com.

Registered in England 2883758 Registered Office as above